                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              InfoCure Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              INFOCURE CORPORATION
                               1765 THE EXCHANGE
                                   SUITE 500
                             ATLANTA, GEORGIA 30339

                                  MAY 25, 2000

Dear Stockholder:

     We cordially invite you to attend the 2000 Annual Meeting of Stockholders of InfoCure Corporation to be held on June 7, 2000 at the offices of InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339. The meeting will begin promptly at 10:00 a.m., local time, and we hope that it will be possible for you to attend.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

     Please date, sign, and return your proxy card in the enclosed envelope at your convenience or follow the instructions on the proxy card to vote by telephone or over the Internet to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     On behalf of your board of directors, thank you for your continued support and interest in InfoCure Corporation.

                                           Sincerely,

                                           /s/ Frederick L. Fine
                                           Frederick L. Fine
                                           President and Chief Executive Officer

                              INFOCURE CORPORATION
                               1765 THE EXCHANGE
                                   SUITE 500
                             ATLANTA, GEORGIA 30339
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 7, 2000
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InfoCure Corporation will be held on Wednesday, June 7, 2000 at 10:00 a.m., local time, at the offices of InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339, for the following purposes:

     1. To elect five directors to hold office until the 2001 Annual Meeting of Stockholders;

     2. To approve and ratify an amendment to the Length-of-Service Stock Option Plan;

     3. To approve and ratify the grant of options to acquire shares of InfoCure's common stock to Frederick L. Fine, our Chief Executive Officer and President, James K. Price, our Executive Vice President and Secretary, and Richard E. Perlman, the Chairman of our board of directors and our Treasurer;

     4. To ratify the selection by the board of directors for the year ending December 31, 2000 of BDO Seidman, LLP as independent auditors for InfoCure; and

     5. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only the holders of record of common stock of InfoCure Corporation at the close of business on April 17, 2000 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 17, 2000 will be available, during ordinary business hours, for 10 days prior to the meeting date for examination by any stockholder, his or her agent, or his or her attorney.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ James K. Price
                                          James K. Price
                                          Executive Vice President and Secretary

May 25, 2000
Atlanta, Georgia

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE BY TELEPHONE OR OVER THE INTERNET IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD OWNER A PROXY IN YOUR NAME.

                              INFOCURE CORPORATION
                               1765 THE EXCHANGE
                                   SUITE 500
                             ATLANTA, GEORGIA 30339
                             ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 7, 2000
                             ---------------------

     The 2000 Annual Meeting of Stockholders of InfoCure Corporation will be held on June 7, 2000, at the offices of InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our board of directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about May 25, 2000.

     As used in this Proxy Statement, the term "InfoCure" refers to InfoCure Corporation and its subsidiaries, unless the context otherwise requires.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card because you own shares of common stock in InfoCure. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Frederick L. Fine and James K. Price as your representatives at the meeting. Mr. Fine and Mr. Price will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Fine and Mr. Price will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on (1) the election of five directors, (2) the approval and ratification of an amendment to our Length-of-Service Nonqualified Stock Option Plan, (3) the approval and ratification of the grant of options to acquire shares of InfoCure common stock to our executive officers; and (4) the ratification of the appointment of BDO Seidman, LLP as our independent certified public accountants. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Stockholders as of the close of business on April 17, 2000. This is referred to as the "Record Date". Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for directors, for the approval and ratification of an amendment to our Length-of-Service

Nonqualified Stock Option Plan, for the approval and ratification of the grant of options to acquire shares of InfoCure's common stock to our executive officers and for the ratification of the appointment of the independent certified public accountants.

     You may vote by telephone. You do this by calling 1-800-PROXIES (1-800-776-9437) and entering the 11 digit control number indicated on your proxy card. The automated telephone system will prompt you for your vote.

     You may vote over the Internet. You can access the Internet voting system at the Web address www.voteproxy.com. After you submit the 11 digit control number located on your proxy card, you will be able to vote your shares through an electronic ballot.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the stockholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of April 17, 2000, 33,135,526 shares of our common stock were issued and outstanding. One-third of our outstanding shares as of the Record Date, equal to 11,045,175 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Corporate Secretary at 1765 The Exchange, Suite 500, Atlanta, Georgia 30339;

     - signing another proxy with a later date; or

     - voting again at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION AS DIRECTORS RECEIVE TO BE
ELECTED?

     The five nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

     The board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than five nominees.

HOW MANY VOTES MUST THE APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE LENGTH-OF-SERVICE NONQUALIFIED STOCK OPTION PLAN, THE GRANT OF OPTIONS TO ACQUIRE SHARES OF INFOCURE'S COMMON STOCK TO OUR EXECUTIVE OFFICERS AND THE SELECTION OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS RECEIVE TO PASS?

     The approval and ratification of the amendment to the Length-of-Service Nonqualified Stock Option Plan, the grant of options to acquire shares of Infocure's common stock to our executive officers and the selection of the independent certified public accountants each require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote.

HOW WILL VOTES BE COUNTED?

     Election of Directors. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for each nominee. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the nominees for director.

     Approval and Ratification of the Amendment to the Length-of-Service Nonqualified Stock Option Plan. You may vote "FOR" or "AGAINST" the amendment to the length-of-service stock option plan, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because approval and ratification of the amendment to the length-of-service stock option plan requires a vote "FOR" such approval and ratification by a majority of shares present, in person or by proxy, an abstention has the effect of voting "AGAINST" such approval and ratification. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the approval and ratification of the amendment to the length-of-service stock option plan.

     Approval and Ratification of the Grant of Options to Acquire Shares of InfoCure's Common Stock to Our Executive Officers. You may vote "FOR" or "AGAINST" the approval and ratification of the grant of options to acquire shares of InfoCure's common stock to our executive officers, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because approval and ratification of these stock option grants requires a vote "FOR" such approval and ratification by a majority of shares voting on this proposal, in person or by proxy, an abstention has no effect on such approval and ratification. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the approval and ratification of the stock option grants.

     Ratification of the Selection of Independent Certified Public
Accountants. You may vote "FOR" or "AGAINST" the ratification of the selection of the independent certified public accountants, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent certified public accountants requires a vote "FOR" such ratification by a majority of shares present, in person or by proxy, an abstention has the effect of voting "AGAINST" such ratification. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the ratification of the selection of the independent certified public accountants.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

IS MY VOTE CONFIDENTIAL?

     Yes. Only the inspector of elections and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2000. The report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (770) 221-9990, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC's EDGAR system at www.sec.gov.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our Bylaws require that at least three and no more than twelve directors shall constitute a full board of directors. The exact number of directors permitted at any time is determined by the board of directors. During 1999, the permissible size of the board of directors was fixed at seven. During that time, there were six directors serving on the board of directors and one vacancy. The board of directors has reduced size of the board to five directors and has nominated five directors to stand for re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve a one year term until his or her successor is elected and qualified at the 2001 annual meeting of stockholders.

     Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The board of directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the annual meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the board of directors to elect substitute nominees recommended by the board of directors. In no event, however, can a proxy be voted to elect more than five directors.

     The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals.

     James D. Elliott. Mr. Elliott, age 40, has served as a director of InfoCure since March 1997. Since 1991, Mr. Elliott has been the president of Cablepro, Inc., a computer/telephone cable systems integration company. He was president of GE Network Services from August 1996 until August 1997. Mr. Elliott co-founded Universal Data Consultants, Inc., a systems integrator, in 1983 and served as its president from 1983 until it was purchased by GE Capital Services Company in July 1996. Mr. Elliott has also served as a director of Abdata Systems, Inc. since February 1998. Mr. Elliott holds a B.S. in Economics from the University of Georgia.

     Frederick L. Fine. Mr. Fine, age 41, is a founder of InfoCure and has served as a director and as President and Chief Executive Officer of InfoCure since its inception. Mr. Fine served as president of American Medcare from 1995 to 1997 and as president of International Computer Solutions, a subsidiary of American Medcare, from 1994 to 1997. From 1993 to 1995, Mr. Fine served as executive vice president of American Medcare, and from 1985 to 1994 served as executive vice president of International Computer Solutions, which he co-founded in 1985. From 1991 to 1993, Mr. Fine served as vice president of Newport Capital, Inc., predecessor to American Medcare. Mr. Fine has served as a director of InfoCure as well as American Medcare, International Computer Solutions and Newport Capital throughout the terms of his employment by each company. From 1983 to 1985, Mr. Fine was with Informatics General Corporation, a supplier of accounting software, and from 1981 to 1983 was with Moore Business Systems, a division of Moore

Corporation Ltd., a provider of practice management systems. Mr. Fine holds a B.S. in Economics from the University of Georgia.

     Richard E. Perlman. Mr. Perlman, age 53, has served as InfoCure's Chairman and Treasurer since December 1997 and as a director since March 1997. From December 1997 until October 1998, Mr. Perlman served as InfoCure's Chief Financial Officer. Mr. Perlman is the founder of Compass Partners, L.L.C., a merchant banking and financial advisory firm specializing in corporate restructuring and middle market companies, and has served as its president since its inception in May 1995. From 1991 to 1995, Mr. Perlman was executive vice president of Matthew Stuart & Co., Inc., an investment banking firm. Mr. Perlman received a B.S. in Economics from the Wharton School of the University of Pennsylvania and a Masters in Business Administration from the Columbia University Graduate School of Business.

     James K. Price. Mr. Price, age 42, is a founder of InfoCure and currently serves as its Executive Vice President and Secretary. He has served as a director of InfoCure since its inception. Mr. Price served as executive vice president of American Medcare from 1996 until 1997 and was vice president from 1993 to 1995. Mr. Price co-founded International Computer Solutions and has served as its executive vice president since 1994, as vice president from 1987 to 1994 and as president from 1985 to 1987. In addition, from 1991 to 1993, Mr. Price was a vice president of Newport Capital. Mr. Price has served as a director of InfoCure as well as American Medcare, International Computer Solutions and Newport Capital throughout the terms of his employment by each company. From 1983 to 1985, Mr. Price was healthcare sales manager of Executive Business Systems, a practice management systems supplier, and from 1981 to 1983 was with Moore Business Systems. Mr. Price holds a B.A. in Marketing from the University of Georgia.

     Raymond H. Welsh. Mr. Welsh, age 68, has served as a director of InfoCure since March 1998. He has served as senior vice president of PaineWebber Incorporated since January 1995. From August 1955 to January 1995, Mr. Welsh served as an investment broker, director, senior vice president and partner of Kidder Peabody & Co. Incorporated. Mr. Welsh is a trustee of the University of Pennsylvania, a trustee and member of the executive committee of the University of Pennsylvania Health System, and chairman of the Health System Capital Campaign, "Creating the Future of Medicine." Mr. Welsh received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

MEETINGS OF THE BOARD OF DIRECTORS

     During 1999, the board of directors held four regular meetings. Each of the directors attended all of the board meetings in 1999. Each director who served on one or more of the committees of the board in 1999 attended all meetings held by the committee(s) on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The board of directors has established an audit committee that consists of Messrs. Elliott and Welsh. In 1999, the audit committee held one meeting. The audit committee is responsible for:

     - recommending to the board the firm to be employed as our independent auditors;

     - reviewing with the independent auditors the scope and results of the audit engagement;

     - monitoring InfoCure's financial policies and control procedures; and

     - reviewing and monitoring the provisions of nonaudit services by InfoCure's auditors.

     Compensation Committee. The board of directors has established a compensation committee consisting of Messrs. Elliott and Welsh. The compensation committee did not hold any meetings in 1999; however, it did take action by unanimous written consent of the committee members during 1999. The compensation committee is responsible for:

     - reviewing and recommending salaries, bonuses and other compensation for InfoCure's executive officers;

     - administering InfoCure's stock option plans; and

     - establishing the terms and conditions of all stock options granted under these plans.

     Executive Committee. The board of directors has established an executive committee that consists of Messrs. Fine, Price and Perlman. The executive committee did not hold any meetings in 1999. The executive committee has the authority to act on behalf of the board of directors in the management or direction of the business and affairs of InfoCure to the extent authorized by a resolution of a majority of the whole board of directors and subject to any limitations that may be imposed by the laws of the State of Delaware.

     InfoCure does not have a standing nominating committee.

COMPENSATION OF DIRECTORS

     We compensate our independent directors through the InfoCure Corporation Directors Stock Option Plan, adopted by our directors and approved by our stockholders in June 1998. The directors' stock option plan provides to each director who is not an employee of InfoCure or its subsidiaries, at the time he is first appointed or elected to the board of directors, an option to purchase 10,000 shares of common stock. On each anniversary of such director's service on the board, each non-employee director receives annual grants of options to purchase 2,500 shares of common stock. The directors stock option plan also allows the compensation committee of the board of directors to make additional grants of options to non-employee directors. All options granted under the directors stock option plan vest at a rate of 50% upon completion of one year of service as a director after the date of grant and 50% upon completion of the second year of service as a director after the date of grant. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the board of directors, the directors stock option plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. There are 200,000 shares of common stock reserved for issuance under the directors stock option plan. As of April 17, 2000, options to acquire 70,000 shares of common stock have been granted pursuant to the directors stock option plan at a weighted average exercise price of $8.94 per share.

                                   PROPOSAL 2

        APPROVAL AND RATIFICATION OF AMENDMENT OF THE LENGTH-OF-SERVICE
                         NONQUALIFIED STOCK OPTION PLAN

     Effective November 1, 1999, our board of directors amended the Length-of-Service Nonqualified Stock Option Plan to increase the number of shares of common stock authorized to be issued under the plan from 1,000,000 to 1,500,000. The features of this plan are discussed on page 14 of this proxy statement under the caption "Length-of-Service Stock Option Plan."

     The stockholders are being requested to approve and ratify the amendment approved by the board of directors to our length-of-service plan to increase the number of shares reserved for issuance thereunder from 1,000,000 shares to 1,500,000 shares. Options under the length-of-service plan are automatically granted to all employees each year on the anniversary of the employee's first day of employment in amounts based on the number of years of service the employee has completed with InfoCure or a business acquired by InfoCure. As of April 30, 2000, employees had been granted options to acquire an aggregate of 1,218,700 shares under the length-of-service plan, of which 218,700 options remain subject to stockholder approval and ratification of the amendment to the plan as such options are to acquire shares in excess of the 1,000,000 shares of common stock currently authorized to be issued under the plan. The remaining 211,300 shares which will be authorized to be issued under the plan if the amendment is approved and ratified by the stockholders will be available for future grants of options under the plan, including option grants made under the plan since April 30, 2000. The board of directors believes that existing and future option grants under the plan will benefit InfoCure and its stockholders by aligning the interests of our employees with those of the stockholders and by giving our employees an incentive to remain employed with InfoCure on a long-term basis.

     The length-of-service plan provides for the grant of nonqualified stock options to all InfoCure employees, which, as of March 31, 2000, included 1,429 employees. The following table sets forth all individual grants of stock options under the length-of-service plan during the year ended December 31, 1999 to: (a) our Chief Executive Officer and the other executive officers of InfoCure in 1999; (b) all current executive officers as a group; (c) all current directors who are not executive officers as a group; and (d) all employees who are not executive officers as a group.

NAME AND PRINCIPAL POSITION                                   OPTIONS GRANTED
---------------------------                                   ---------------
Frederick L. Fine...........................................          200
  President and Chief Executive Officer
James K. Price..............................................          200
  Executive Vice President and Secretary
Richard E. Perlman..........................................          100
  Chairman and Treasurer
James A. Cochran............................................           --
  Senior Vice President -- Finance and Chief Financial
     Officer
All executive officers as a group...........................          500
All directors who are not executive officers as a group.....           --
All employees who are not executive officers as a group.....      730,900

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE LENGTH-OF-SERVICE NONQUALIFIED STOCK OPTION PLAN.

                                   PROPOSAL 3

          APPROVAL AND RATIFICATION OF THE GRANT OF OPTIONS TO ACQUIRE
                       SHARES OF INFOCURE'S COMMON STOCK
                           TO OUR EXECUTIVE OFFICERS

     On June 9, 1999, our board of directors made the following grants of options to acquire shares of our common stock:

     - options to acquire 440,000 shares of common stock were granted to Frederick L. Fine, our Chief Executive Officer and President;

     - options to acquire 440,000 shares of common stock were granted to James
       K. Price, our Executive Vice President and Secretary; and

     - options to acquire 440,000 shares of common stock were granted to Richard
       E. Perlman, the Chairman of our board of directors and our Treasurer.

     These options were granted subject to stockholder approval, as required by the rules of The Nasdaq National Market, on which our common stock is quoted. The options have an exercise price of $17.50 per share, expire ten years from the date of grant and vest 25% per year on the anniversary of the grant, becoming fully exercisable on the fourth anniversary of the date of the grant. Upon certain events resulting in a change in control of InfoCure, the options will become fully vested. If the executive officer's employment is terminated for any reason other than for cause or due to death or disability, the vested portion of his options may be exercised for a period of 90 days following his termination of employment. If the executive officer's employment is terminated due to death or disability, the vested portion of his options may be exercised by the executive officer, or in the event of the executive officer's death, his legal representative, for twelve months following the termination of his employment. The options will terminate immediately if the executive officer's employment is terminated for cause. The options are exercisable only by the optionee during his lifetime and may not be transferred other than by will or the laws of descent and distribution.

     The compensation committee unanimously recommended to the board, and the board unanimously approved, the grant of the options to Messrs. Fine, Price and Perlman. As discussed in the compensation committee's Report on Executive Compensation, which is included in this proxy statement beginning on page 15, the compensation committee's philosophy on executive compensation is to orient total compensation for InfoCure's executive officers more toward stock-based compensation than cash compensation. This approach is designed to align the executive officers' and the stockholders' interests in the enhancement of long-term stockholder value. We believe this approach offers the best opportunity to foster the overall development of InfoCure. Consistent with this philosophy, Messrs. Fine, Price and Perlman received annual salaries and bonuses for 1999 that were below the median for comparable companies. We believe the options granted to Messrs. Fine, Price and Perlman in June 1999 appropriately align their interests with those of our shareholders' in our long-term performance. In addition, we believe these options together with cash compensation to these executive officers provides compensation that is appropriate and competitive with comparable companies in our industry.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE GRANT OF OPTIONS TO ACQUIRE SHARES OF INFOCURE'S COMMON STOCK TO OUR EXECUTIVE OFFICERS.

                                   PROPOSAL 4

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders at the annual meeting, the board of directors has selected the firm of BDO Seidman, LLP as independent accountants for InfoCure for the year ending December 31, 2000. If the stockholders do not ratify the selection of BDO Seidman, LLP, the board of directors will reconsider the matter. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR INFOCURE FOR THE YEAR ENDING DECEMBER 31, 2000.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of May 10, 2000, the beneficial ownership of InfoCure's outstanding common stock for: (a) each director; (b) the Chief Executive Officer and the other named executive officers of InfoCure in 1999; and (c) all executive officers and directors as a group. There are no other stockholders known by InfoCure to be the beneficial owner of more than 5% of InfoCure's outstanding common stock as of May 10, 2000.

     Information with respect to "beneficial ownership" shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned, the shares of common stock deemed outstanding include:

     - 33,453,035 shares outstanding as of May 10, 2000;

     - 149,153 shares issuable in connection with a note payable; and

     - shares issuable by InfoCure pursuant to options held by the respective person that may be exercised within 60 days following the date of this Proxy Statement ("Presently Exercisable Options").

     Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The mailing address of each beneficial owner is c/o InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339.

                                                                                    TOTAL
                                                     NUMBER OF      PRESENTLY       SHARES
                                                     SHARES OF     EXERCISABLE   BENEFICIALLY   PERCENTAGE
      NAME AND ADDRESS OF BENEFICIAL OWNERS         COMMON STOCK     OPTIONS        OWNED        OF CLASS
      -------------------------------------         ------------   -----------   ------------   ----------
EXECUTIVE OFFICERS AND DIRECTORS:
Frederick L. Fine(1)..............................   1,411,294        176,154     1,587,448         4.7%
James K. Price(2).................................   1,103,958        448,654     1,552,612         4.6
Richard E. Perlman(3).............................     738,452        446,534     1,184,986         3.5
Michael E. Warren(4)..............................     184,055         23,556       207,611           *
James D. Elliott..................................          --          2,500         2,500           *
Raymond H. Welsh..................................     105,000          2,500       107,500           *
James A. Cochran..................................          --             --            --          --
All executive officers and directors as a group
  (7 persons).....................................   3,542,759      1,099,898     4,642,657        13.4

---------------

 *  Less than one percent.
(1) Includes (a) 7,148 shares held by Mr. Fine for the benefit of his children and (b) 2,386 shares held by a charitable trust over which he has sole voting and investment control.
(2) Includes 6,450 shares held by Mr. Price's brother as to which Mr. Price maintains voting control.
(3) Includes (a) 466,610 shares held by Compass Partners, L.L.C., of which Mr. Perlman holds a majority interest and (b) 111,636 shares held by Compass Partners II, L.L.C., of which Compass Partners, L.L.C. is a general partner.
(4) Resigned from the board of directors effective April 20, 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid by InfoCure for services rendered by our Chief Executive Officer during the fiscal years ended December 31, 1999, 1998 and 1997 as well as our other executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                   COMPENSATION AWARDS
                                              ANNUAL             -----------------------
                                           COMPENSATION          RESTRICTED   SECURITIES
                                     -------------------------     STOCK      UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS    AWARDS(1)     OPTIONS     COMPENSATION(2)
    ---------------------------      ----   --------   -------   ----------   ----------   ---------------
Frederick L. Fine..................  1999   $125,000   $19,500          --     440,200         $15,843
  President and Chief                1998    125,000    33,333    $428,750     350,200          16,911
  Executive Officer                  1997    127,778        --          --     260,400              --
James K. Price.....................  1999    125,000    19,500          --     440,200          19,452
  Executive Vice President           1998    125,000    33,333     367,500     320,200          19,270
  and Secretary                      1997    126,036        --          --     252,400              --
Richard E. Perlman.................  1999    120,000    23,500          --     440,100          17,380
  Chairman and Treasurer             1998    120,000    33,333     367,500     320,000          11,927
                                     1997         --        --          --     240,000              --
James A. Cochran(3)................  1999     52,083        --          --     300,000           7,660
  Senior Vice President -- Finance   1998         --        --          --          --              --
  and Chief Financial Officer        1997         --        --          --          --              --

---------------

(1) The amounts presented represent the value on the date of grant of restricted stock awards of 70,000 shares to Mr. Fine, 60,000 shares to Mr. Price and 60,000 to Mr. Perlman, calculated based on the closing price of our common stock as reported on The Nasdaq Stock Market on such date. One-half of the shares awarded to each of Messrs. Fine, Price and Perlman vested in the first quarter of 1999 and the remaining shares vested in the third quarter of 1999. In January 1999, InfoCure entered into agreements with each of Messrs. Fine, Price and Perlman pursuant to which the benefit of the restricted stock awards was credited to a deferred compensation arrangement upon vesting of the restricted stock. The value of the restricted stock awards as of December 31, 1999, calculated on the basis of the closing price for our common stock on such date, was $2,183,160 for Mr. Fine, $1,871,280 for Mr. Price and $1,871,280 for Mr. Perlman.
(2) In accordance with the rules of the SEC, the compensation set forth in the table does not include compensation in the form of perquisites or other personal benefits because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each Named Executive Officer for such year.
(3) Joined InfoCure in August 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all individual grants of stock options during the year ended December 31, 1999, to each of the Named Executive
Officers:

                                                    INDIVIDUAL GRANTS
                                   ----------------------------------------------------
                                                 PERCENT OF                               POTENTIAL REALIZABLE VALUE AT
                                                   TOTAL                                     ASSUMED ANNUAL RATES OF
                                   SECURITIES     OPTIONS                                  STOCK PRICE APPRECIATION FOR
                                   UNDERLYING    GRANTED TO    EXERCISE OR                        OPTION TERM(2)
                                    OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ------------------------------
NAME                               GRANTED(1)   FISCAL YEAR     PER SHARE       DATE           5%              10%
----                               ----------   ------------   -----------   ----------   -------------   --------------
Frederick L. Fine................       200            *         $16.38         1/1/09     $    2,060      $     5,221
                                    440,000         14.1%         17.50         6/9/09      4,842,489       12,271,817
James K. Price...................       200            *          16.38         1/1/09          2,060            5,221
                                    440,000         14.1          17.50         6/9/09      4,842,489       12,271,817
Richard E. Perlman...............       100            *          16.38         1/1/09          1,030            2,611
                                    440,000         14.1          17.50         6/9/09      4,842,489       12,271,817
James A. Cochran.................   300,000          9.6          16.75        8/20/09      3,160,196        8,008,556

---------------

  * Less than one percent.
(1) All options were granted with exercise prices equal to or in excess of the fair market value of the common stock on the date of grant as determined by the board of directors.
(2) The potential realizable value is calculated based on the 10-year term of the option at the time of its grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually over the term of the option. These numbers are calculated based upon rules promulgated by the SEC and do not represent our estimate or projection of the future value of the common stock. The actual realizable value of the options may exceed the potential realizable value shown in the table.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the total number of unexercised options held by the Named Executive Officers as of December 31, 1999. During 1999, none of the Named Executive Officers exercised any options.

                                               SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                  FISCAL YEAR-END               FISCAL YEAR-END(1)
                                            ----------------------------   ----------------------------
NAME                                        EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                        -----------    -------------   -----------    -------------
Frederick L. Fine.........................    442,772         608,028      $11,511,185     $10,698,823
James K. Price............................    420,272         592,528       10,959,780      10,277,944
Richard E. Perlman........................    418,152         581,948       10,898,050       9,971,831
James A. Cochran..........................         --         300,000               --       4,331,400

---------------

(1) The closing price for our common stock as reported by The Nasdaq Stock Market on December 31, 1999 was $31.188. The value is calculated on the basis of the difference between the option exercise price and $31.188, multiplied by the shares of common stock underlying the option.

EMPLOYMENT AGREEMENTS

     InfoCure entered into four-year employment agreements with Frederick L. Fine and James K. Price in July 1998, and amended these agreements in June 1999. Each agreement, as amended, provides for an initial annual base salary of $125,000 and a severance payment equal to three times the then current annual base salary rate upon the termination of employment by InfoCure without cause or a voluntary termination in the event of a change of control of InfoCure. In addition, each agreement, as amended, provides for incentive compensation pursuant to a program established by the board of directors, a cash bonus payment in the event that InfoCure meets certain earnings thresholds and a non-qualified option to purchase shares of InfoCure's common stock at fair market value, vesting over four years. Each agreement, as amended, provides for 100% vesting of all outstanding stock options upon a change of control of InfoCure. The agreements, as amended, provide for an additional gross up payment to be made to the executives in the event that, upon a change in the ownership or effective control of InfoCure or in the ownership of a substantial portion of the assets of InfoCure, any payments to the executives are subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. Both executives are entitled to participate in InfoCure's employee benefit programs.

     InfoCure entered into a four-year employment agreement with Richard E. Perlman in January 1998, and amended the agreement in June 1999. The agreement, as amended, provides for an annual base salary of $120,000 and a severance payment equal to three times the then current annual base salary rate upon termination of employment by InfoCure without cause or a voluntary termination in the event of a change of control of InfoCure. Under the agreement, as amended, Mr. Perlman is eligible to receive incentive compensation pursuant to a program established by the board of directors, a cash bonus payment in the event InfoCure meets certain earnings thresholds and a nonqualified option to purchase shares of InfoCure's common stock at fair market value, vesting over four years. The agreement, as amended, provides for 100% vesting of all outstanding stock options upon a change of control of InfoCure. The agreement, as amended, provides for an additional gross up payment to be made to Mr. Perlman in the event that, upon a change in the ownership or effective control of InfoCure or in the ownership of a substantial portion of the assets of InfoCure, any payments to Mr. Perlman are subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In addition, Mr. Perlman may participate in InfoCure's employee benefit programs.

     In August 1999, InfoCure entered into a three-year employment agreement with James A. Cochran that provides for an annual base salary of $125,000 and a severance payment equal to three times the then current annual base salary rate upon termination of employment by InfoCure without cause or a voluntary termination in the event of a change of control of InfoCure. Under the agreement, Mr. Cochran is eligible to receive incentive compensation pursuant to a program established by the board of directors and a nonqualified option to purchase shares of InfoCure's common stock at fair market value, vesting over four years. In addition, Mr. Cochran may participate in InfoCure's employee benefit programs.

RESTRICTED STOCK AWARDS AND DEFERRED COMPENSATION AGREEMENT

     In June 1998, the board of directors approved, and in June 1999 the stockholders of InfoCure approved, restricted stock awards of 70,000 shares to Mr. Fine, 60,000 shares to Mr. Price and 60,000 shares to Mr. Perlman. The total value of these restricted stock awards was approximately $1.1 million on the date of grant. The restricted stock awards were to vest ratably over a ten-year term but vesting would accelerate upon the occurrence of certain events. One-half of the shares subject to the restricted stock awards vested in the first quarter of 1999 when the average closing price of InfoCure's common stock was $12.50 or more for 20 consecutive trading days. InfoCure incurred a compensation charge of approximately $500,000 in the first quarter of 1999 related to the restricted stock awards to reflect this accelerated vesting. The remaining shares vested in the third quarter of 1999 when the average closing price of InfoCure's common stock was $20.00 or more for 20 consecutive trading days. InfoCure incurred an additional compensation charge of approximately $580,000 in the third quarter of 1999 related to the restricted stock awards to reflect the accelerated vesting of the remaining shares. InfoCure does not expect to grant additional restricted stock awards in the future and therefore does not expect to incur additional compensation charges relating to restricted stock awards.

     In January 1999, InfoCure entered into deferred compensation agreements with each of Messrs. Fine, Price and Perlman. Pursuant to each of these agreements, the benefit of the restricted stock award was credited under a deferred compensation arrangement upon vesting of the restricted stock. The benefit is to be paid in shares of InfoCure common stock and is to be paid only upon 30 days following the termination of the employee's employment.

STOCK OPTION PLAN

     In December 1996, InfoCure's board of directors and stockholders adopted the InfoCure Corporation 1996 Stock Option Plan and, in June 1998 and June 1999, approved amendments to the plan. In addition, InfoCure's predecessor, American Medcare, adopted and issued stock options under its 1996 Stock Option Plan in October 1996. The options granted under the American Medcare stock option plan were assumed by InfoCure and converted into options to acquire InfoCure common stock in connection with the formation of InfoCure in July 1997.

     Each of InfoCure's and American Medcare's option plans provide for the granting to officers, key employees and employee directors of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting of nonqualified stock options to employees and consultants. The stock option plans are administered by the board of directors, or a committee thereof, which determines the term of the option granted, the exercise price, when and to whom options are granted, shares subject to the option, the vesting schedule and the form of consideration payable at the exercise of the option.

     Incentive stock options granted under the stock option plans are not transferable by the optionee other than by will or the laws of descent and distribution, and each incentive stock option is exercisable only by the optionee during his or her lifetime. The exercise price of all incentive stock options granted under the stock option plans must be at least equal to the fair market value of InfoCure's common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the outstanding stock of InfoCure, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value of InfoCure's common stock on the grant date and the maximum term of such option must not exceed five years. The term of all options granted under the stock option plans may not exceed ten years. All options expire no later than one year after termination of an optionee's employment or engagement, unless such termination was for death or disability in which case such options expire two years after termination. Unless terminated sooner by the board of directors, stock options may be granted within ten years of the adoption of the respective stock option plan. If InfoCure agrees to sell substantially all of its assets or agrees to any merger, consolidation, reorganization, division, or other transaction in which common stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the options granted under the plan, all outstanding options under the stock option plans fully vest and become immediately exercisable.

     Generally, stock options granted under the stock option plans to executive officers expire ten years from the date of grant and vest 25% per year on the anniversary of the date of grant, thus becoming fully exercisable on the fourth anniversary of the date of grant. Certain options granted to Messrs. Fine, Perlman and Price in September 1997 have longer vesting schedules. If the executive officer's employment is terminated for any reason prior to the vesting of the option, other than upon a change of control, that portion of the option which has not vested will terminate. Upon certain events resulting in a change of control of InfoCure, all options granted to Messrs. Fine, Perlman and Price become fully vested.

     There are currently 6,000,000 shares of common stock reserved for issuance under the InfoCure option plan. As of April 30, 2000, options to purchase 4,085,311 shares of common stock were outstanding under InfoCure's option plan at weighted average exercise price of $11.65 per share and options to purchase 200,527 shares of common stock were outstanding under American Medcare's option plan at an equivalent weighted average exercise price of $2.06 per share. No additional stock options will be granted under American Medcare's option plan.

EMPLOYEE STOCK PURCHASE PLAN

     InfoCure's stockholders have adopted the InfoCure Corporation Employee Stock Purchase Plan to encourage stock ownership by eligible employees. The employee stock purchase plan benefits all eligible employees by permitting such individuals to purchase common stock at a discount from its market price. Eligible employees of InfoCure who elect to participate in the employee stock purchase plan will accumulate funds for such purchases through payroll deductions. To participate in the employee stock purchase plan, an employee must have been employed by InfoCure or a subsidiary on the first day of the fifteen day period prior to the beginning of each calendar quarter, which are the purchase periods under the plan. Prior to each purchase period, participating employees may authorize InfoCure to withhold a specific dollar amount or a percentage of compensation during the following purchase period for the purpose of purchasing shares of common stock under the employee stock purchase plan. A participant may withdraw (without interest) at any time on or before the last day of a purchase period all or any part of the contributions credited to his or her account. At the end of each purchase period, each participant in the employee stock purchase plan will receive a number of shares of InfoCure's common stock determined by dividing the participant's payroll deductions during the calendar quarter by 85% of the lower of the fair market value of InfoCure's common stock at the beginning of the calendar quarter, or the fair market value of InfoCure's common stock at the end of the quarter. No participant, however, generally can purchase more than $6,250 worth of common stock in a quarter under the plan. No employee may participate in the employee stock purchase plan to the extent that such employee owns or would own 5% or more of the voting power of all classes of InfoCure's stock.

     The employee stock purchase plan is administered by the Compensation Committee of InfoCure's board of directors. The employee stock purchase plan is intended to qualify as an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The employee stock purchase plan may be amended from time to time by the board of directors, subject to the approval of InfoCure stockholders to the extent required by the laws of the State of Delaware, Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or Code Section 423.

     There are currently 300,000 shares of common stock reserved for issuance under the employee stock purchase plan. InfoCure is permitted under the employee stock purchase plan to purchase shares of common stock on the open market for the purpose of reselling the shares to participants in the employee stock purchase plan. As of April 30, 2000, 66,144 shares have been purchased on the open market and re-sold by InfoCure and 8,586 new shares were issued to participants in the employee stock purchase plan.

LENGTH-OF-SERVICE STOCK OPTION PLAN

     In June 1998, InfoCure's stockholders approved InfoCure's Length-of-Service Nonqualified Stock Option Plan and amended the plan in June 1999. Employees are eligible for the grant of options under the length-of-service plan based on the number of years of service which they have completed with InfoCure or a business which has been acquired by InfoCure. Upon completion of each of their first five years of service, employees are eligible to receive an option to purchase 100 shares of InfoCure's common stock. Upon completion of their sixth year of service, employees are eligible to receive an option to purchase 700 shares of common stock. Upon completion of each year of service after the sixth year of service, employees are eligible to receive an option to purchase 200 shares of common stock. Options granted under the length-of-service plan will be granted at an exercise price equal to the fair market value of the underlying common stock on the date of grant and, generally, will fully vest on the fourth anniversary thereof. The term of options granted under the length-of-service plan may not exceed ten years. Employees lose all non-vested options upon leaving the employment of InfoCure. Employees who leave InfoCure may exercise their options, to the extent vested, within 30 days after leaving the employment of InfoCure, provided, however, that upon a termination for cause the employees lose all vested options upon termination. Options are exercisable only by optionees during their lifetime and, except by will or the laws of descent or distribution, are non-transferable. If InfoCure agrees to sell substantially all of its assets or agrees to any merger, consolidation, reorganization, division, or other transaction in which common stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the options granted under the plan, all outstanding options under the length-of-service plan fully vest and become immediately exercisable. The length-of-service plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. There are currently 1,000,000 shares of common stock reserved for issuance under the length-of-service plan. As of April 30, 2000, options to acquire 1,218,700 shares have been granted at a weighted average exercise price of $16.01 per share, 218,700 of which remain subject to stockholder approval and ratification of an increase in the number of shares of common stock reserved for issuance under the length-of-service plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, the Compensation Committee consisted of Messrs. Elliot and Welsh, our independent directors. Neither Mr. Elliot nor Mr. Welsh has engaged in any related party transactions with InfoCure.

                              CERTAIN TRANSACTIONS

     There were no transactions during 1999 to which InfoCure was a party, in which the amount involved exceeded $60,000 and in which any director or executive officer of InfoCure, any 5% stockholder, or any member of the immediate family of any of those persons were involved.

                        REPORT ON EXECUTIVE COMPENSATION

To our Stockholders

     The Compensation Committee is comprised of two independent, non-employee directors. It is our responsibility to:

     - Review and make recommendations to the board of directors concerning matters of executive compensation,

     - Administer our stock option plans, and

     - Establish the terms and conditions of all stock options granted under the stock option plans.

     In performing these duties, we consider recommendations from management along with other factors. We have available to us an executive compensation consultant.

THE COMPENSATION COMMITTEE'S PHILOSOPHY

     Our philosophy on establishing executive compensation is to:

     - Foster a high performance culture that motivates and retains high-performing executives, and

     - Orient total compensation more toward stock-based compensation than cash compensation.

     In implementing this philosophy, we establish executive compensation policies based on current corporate performance, the potential for future performance gains, whether stockholder value has been or will be enhanced, and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. We evaluate these factors for each officer on an annual basis, including consideration of the contribution made by each officer over the prior fiscal year. InfoCure's compensation package for its officers includes a combination of an annual salary, bonus and stock option grants. We believe that stock-based compensation in the form of stock option grants are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and present the best opportunity for us to establish executive compensation that will foster the overall development of InfoCure. Accordingly, we bias our compensation for executive officers in favor of stock options rather than cash compensation in the form of salaries or bonuses. Our executive compensation provides an overall level of compensation opportunity that is competitive with companies in our industry of comparable size and complexity. In addition, Frederick L. Fine, Richard E. Perlman and James K. Price are relatively substantial stockholders in InfoCure and are thus motivated to act on behalf of all stockholders to optimize overall company performance.

     During 1999, InfoCure's compensation consultant presented a report regarding InfoCure's executive officer compensation package to the Board of Directors and the Committee and consulted with the Board and the Committee regarding appropriate compensation for executive officers. We considered the report and recommendation of this consultant in setting base salaries, bonus and stock option awards for 1999.

BASE SALARY

     Base salaries for InfoCure's executive officers are established under employment contracts. We review and approve these salaries annually. In determining base salaries, we take into consideration competitive market practices and each individual's role and responsibilities in the organization. Because our overall compensation philosophy is to link executive compensation with increases in stockholder value by providing a substantial portion of overall compensation in the form of stock options, our objective in setting base salaries is generally to provide total cash compensation at a level that is below the median for comparable companies.

BONUS

     We award our executive officers discretionary year-end bonuses. These bonuses reflect the individuals specific responsibilities, experience and overall performance as well as performance of InfoCure during the year. Consistent with our overall compensation philosophy, the amount of bonuses awarded are set such that total cash compensation to our executives, including bonuses, is below the median for comparable companies.

STOCK OPTION GRANTS

     The grant of stock options is designed to align the interests of executive officers with those of shareholders in InfoCure's long-term performance. Options granted to our executive officers have an exercise price equal to at least 100% of the fair market value of InfoCure's common stock on the date of grant and expire not later than ten years from the date of grant. During 1999, it was the practice of the Committee to grant stock options which vest ratably over a four-year period from the date of the grant. Option awards for our executive officers are based on our assessment of the contributions to InfoCure of each officer, recommendations of the Chief Executive Officer for officers other than the Chief Executive Officer and consultation with InfoCure's executive compensation consultant. We granted stock options to Messrs. Fine, Perlman and Price in June 1999 and to James A. Cochran in connection with his hiring and entering into his employment agreement in August 1999. We believe these stock option awards, combined with previous stock option awards and cash compensation, provide overall compensation that is competitive with comparable companies in our industry.

CHIEF EXECUTIVE OFFICER COMPENSATION

     We followed the same policies described above in setting the annual salary, bonus and stock option awards for Frederick L. Fine. Mr. Fine serves as Chief Executive Officer under an employment contract, dated June 1, 1998, as amended in June 1999, which was approved by the Compensation Committee. Mr. Fine's compensation for 1999 consisted of a base salary of $125,000, annual bonus of $19,500, and options to acquire 440,200 shares of InfoCure common stock. We believe this combination of base salary, annual bonus and stock option awards provides compensation that is consistent with our overall executive compensation philosophy.

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

     The Omnibus Budget Reconciliation Act of 1993 placed certain limits on the deductibility of non-performance based executive compensation for a company's employees, unless certain requirements are met.

     Currently, we do not believe that there is risk of losing deductions under the new law. However, in the future, we intend to consider carefully any plan or compensation arrangement that might result in the disallowance of compensation deductions. We will use our best judgment, taking all factors into account, including the materiality of any deductions that may be lost versus our broader interests to be served by paying adequate compensation for services rendered, before adopting any plan or compensation arrangement.

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                          By the Compensation Committee:
                                          James D. Elliot
                                          Raymond H. Welsh

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return on InfoCure's common stock with The Nasdaq National Market index (U.S. companies) and Russell 2000 index for the period from July 10, 1997 to December 31, 1999. The comparison assumes that $100 was invested on July 10, 1997, the effective date of InfoCure's initial public offering, in InfoCure's common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. Stock price performance, presented for the period from July 10, 1997 through December 31, 1999, is not necessarily indicative of future results.

                                                                               THE NASDAQ NATIONAL
                                                  INFOCURE CORPORATION            MARKET INDEX             RUSSELL 2000 INDEX
                                                  --------------------         -------------------         ------------------
July 1997                                                 100.00                     100.00                      100.00
Dec. 1997                                                 170.55                     105.44                      109.49
Dec. 1998                                                 595.64                     147.86                      105.71
Dec. 1999                                               1,134.18                     274.82                      126.46

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of InfoCure's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership. Such persons are required by SEC regulations to furnish InfoCure with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to us and written representations from the executive officers and directors of InfoCure, we believe that all Section 16(a) requirements were met during 1999 except that each of Ernest Chastain and Kurt Lawrence belatedly filed a Form 4 in October 1999 relating to sales of common stock in September 1999. Due to a recent restructuring, these individuals are no longer considered to be executive officers of InfoCure.

ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of InfoCure for the year ended December 31, 1999, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

     WE WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY HOLDER OF OUR COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 17, 2000, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT EXHIBITS THERETO. We will provide copies of the exhibits upon written request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests for copies of the exhibits to our Annual Report on Form 10-K should be mailed to:

                                          InfoCure Corporation
                                          Attn: Investor Relations
                                          1765 The Exchange Building
                                          Suite 500
                                          Atlanta, Georgia 30339

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at InfoCure's 2001 Annual Meeting of Stockholders must be submitted in writing and received by us on or before January 25, 2001 in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the board of directors in connection with such meeting.

     According to InfoCure's bylaws, a stockholder proposal may only be acted upon at an annual meeting of stockholders if the stockholder gives notice to InfoCure of such proposal at least 90 but not less than 60 days before such annual meeting; provided, however, that if InfoCure gives less than 60 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to InfoCure not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. Accordingly, any stockholder proposals intended to be presented from the floor at our 2001 Annual Meeting of Stockholders must be submitted in writing at least 90 but not less than 60 days from such meeting, except as noted above, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the stockholder proposal.

OTHER MATTERS

     The board of directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matter discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

EXPENSES OF SOLICITATION

     InfoCure will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement and the accompanying proxy card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. InfoCure may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

                                          By Order of the Board of Directors,

                                          /s/ Frederick L. Fine
                                          Frederick L. Fine
                                          President and Chief Executive Officer

Atlanta, Georgia
May 25, 2000

                              INFOCURE CORPORATION
                               1765 The Exchange
                                   Suite 500
                             Atlanta, Georgia 30339


                             NOTICE TO STOCKHOLDERS
                                       OF
                         CHANGE IN ANNUAL MEETING DATE


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InfoCure Corporation will be held on WEDNESDAY, JUNE 14, 2000 at 10:00 a.m., local time, at the offices of InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339.

         The enclosed Proxy Statement for Annual Meeting of Stockholders and InfoCure Corporation 1999 Annual Report state that the Annual Meeting of Stockholders of InfoCure will be held on June 7, 2000. THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS OF INFOCURE HAS BEEN CHANGED. THE ANNUAL MEETING WILL NOW BE HELD ON JUNE 14, 2000.

         All references in the enclosed Proxy Statement and InfoCure Corporation 1999 Annual Report to the Annual Meeting of Stockholders to be held on June 7, 2000 now refer to the Annual Meeting of Stockholders to be held on June 14, 2000.

PROXY

                              INFOCURE CORPORATION

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                ANNUAL MEETING OF STOCKHOLDERS ON JUNE 14, 2000

         The undersigned hereby appoints FREDERICK L. FINE and JAMES K. PRICE, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of InfoCure Corporation, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, June 14, 2000 at 10:00 a.m., local time, at the offices of InfoCure Corporation, 1765 The Exchange, Suite 500, Atlanta, Georgia 30339, or at any adjournment thereof, upon matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1)      To elect five (5) directors to serve until the 2001 Annual Meeting of
         Stockholders:

        [ ]  FOR all nominees listed        [ ]  WITHHOLD AUTHORITY to vote for
             (except as marked below to          all nominees listed
             the contrary)
             James D. Elliot
             Frederick L. Fine
             Richard E. Perlman
             James K. Price
             Raymond H. Welsh

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
          STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) To ratify and approve the amendment of the Length-of-Service Nonqualified Stock Option Plan:

                        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

(3) To ratify and approve the grant of stock options to acquire InfoCure's common stock to our executive officers:

                        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

(4) To ratify the appointment of BDO Seidman, LLP as independent accountants of InfoCure to serve for 2000:

                        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE OTHER SIDE OF THIS PROXY.

                                (Continued, and to be signed, on the other side)

(Continued from other side)


                                    Date_________________________________, 2000

                                    ___________________________________________

                                    ___________________________________________

                                    Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON JUNE 14, 2000. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.